                                                                    EXHIBIT 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
             OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2) _________

                  FIRST TRUST OF NEW YORK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                               Identification No.)

            100 Wall Street, New York, NY                10005
       (Address of principal executive offices)          (Zip Code)

                            FOR INFORMATION, CONTACT:
                         Dennis J. Calabrese, President
                  First Trust of New York, National Association
                           100 Wall Street, 16th Floor
                               New York, NY 10005
                            Telephone: (212) 361-2506

                                ALBERTSON'S, INC.
               (Exact name of obligor as specified in its charter)

                  Delaware                               82-0184434
      (State or other jurisdiction of                    (I. R. S. Employer
      incorporation or organization)                     Identification No.)

              250 Parkcenter Boulevard
              PO Box 20
              Boise, Idaho                               83726
      (Address of principal executive offices)           (Zip Code)

                                 DEBT SECURITIES

Item 1.           GENERAL INFORMATION.

         Furnish the following information as to the trustee - -

         (a) Name and address of each examining or supervising authority to which it is subject.

                                Name                           Address
                       Comptroller of the Currency             Washington, D. C.

         (b)      Whether it is authorized to exercise corporate trust powers.

                  Yes.

Item 2.           AFFILIATIONS WITH THE OBLIGOR.

         If the obligor is an affiliate of the trustee, describe each such affiliation.

                  None.

Item 16.          LIST OF EXHIBITS.

         Exhibit 1. Articles of Association of First Trust of New York, National Association, incorporated herein by reference to
                      Exhibit 1 of Form T-1, Registration No. 33-83774.

         Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

         Exhibit 3. Authorization of the Trustee to exercise corporate trust powers for First Trust of New York, National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 33-83774.

         Exhibit 4. By-Laws of First Trust of New York, National Association, Incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 33-55851.

         Exhibit 5.   Not applicable.

         Exhibit 6. Consent of First Trust of New York, National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.
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         Exhibit 7.   Report of Condition of First Trust of New York, National
                      Association, as of the close of business on December 31, 1995, published pursuant to law or the requirements of its supervising or examining authority.

         Exhibit 8.   Not applicable.

         Exhibit 9.   Not applicable.






                                    SIGNATURE

                  Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 19th day of April, 1996.

                                            FIRST TRUST OF NEW YORK,
                                              NATIONAL ASSOCIATION

                                            By: /s/David K. Leverich
                                               ---------------------
                                                 David K. Leverich
                                                 Vice President

                                                                      Exhibit 7

                         FIRST TRUST OF NEW YORK, N. A.
                        STATEMENT OF FINANCIAL CONDITION
                                 AS OF 12/31/95

                                    ($000'S)

                                                                      12/31/95

ASSETS
     Cash and Due From Depository Institutions                        $  23,195
     Federal Reserve Stock                                                3,150
     Fixed Assets                                                           694
     Intangible Assets                                                   85,060
     Other Assets                                                         8,658
         TOTAL ASSETS                                                 $ 120,757

LIABILITIES
     Other Liabilities                                                    2,162
     TOTAL LIABILITIES                                                    2,162

EQUITY
     Common and Preferred Stock                                           1,000
     Surplus                                                            119,000
     Undivided Profits                                                   (1,405)
         TOTAL EQUITY CAPITAL                                           118,595

TOTAL LIABILITIES AND EQUITY CAPITAL                                  $ 120,757




To the best of the undersigned's determination, as of this date the above financial information is true and correct.

First Trust of New York, N. A.





By:  /s/ David K. Leverich
   -------------------------
         Vice President

Date:  April 19, 1996